                                                                    EXHIBIT 10.2

                          ORIENTAL FEDERAL SAVINGS BANK

                             1988 STOCK OPTION PLAN


     1. PURPOSE. This Oriental Federal Savings Bank 1988 Stock Option Plan ("1988 Plan") is intended to secure for Oriental Federal Savings Bank ("Bank") and its members and stockholders the benefits arising from ownership of the Bank's common stock, par value $1.00 per share ("Common Stock"), by those selected directors, officers and other key employees of the Bank who will be responsible for its future growth. The 1988 Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Bank, and to provide key employees with an additional incentive to contribute to the success of the Bank.

     2. ELEMENTS OF THE 1988 PLAN. In order to maintain flexibility in the award of stock benefits, the 1988 Plan is comprised of two parts. The first part is the Qualified Stock Option Plan ("Qualified Plan") and the second part is the Compensatory Stock Option Plan ("Compensatory Plan"). Copies of the Qualified Plan and Compensatory Plan are attached hereto as Part I and Part II, respectively, and are collectively referred to herein as the "Plans". The grant of an option under one of the Plans shall not be construed to prohibit the grant of an option under the other Plan.

     3. APPLICABILITY OF GENERAL PROVISIONS. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the 1988 Plan set forth below.

     4. ADMINISTRATION OF THE PLANS. The Plans shall be administered, construed, governed and amended in accordance with their respective terms.

                       GENERAL PROVISIONS OF THE 1988 PLAN

     Article 1. ADMINISTRATION. The 1988 Plan shall be administered by a committee appointed by the Board of Directors of the Bank, none of whom is a full-time officer or employee at the Bank. The committee, when acting to administer the 1988 Plan, is referred to as the "Plan Administrators." Any action of the Plan Administrators shall be taken by majority vote or the unanimous written consent of the Plan Administrators. The Board of Directors with the Plan Administrators not acting shall administer the 1988 Plan with respect to options granted to a Plan Administrator in accordance with the provisions of the 1988 Plan. No Plan Administrator or member of the Board of Directors of the Bank, its parent or subsidiaries, shall be liable for any action or determination made in good faith with respect to the 1988 Plan or to any option granted thereunder.

     Article 2. AUTHORITY OF PLAN ADMINISTRATORS. Subject to the other provisions of this 1988 Plan, and with a view to effecting its purpose, the Plan Administrators shall have sole authority in their absolute discretion: (a) to construe and interpret the 1988 Plan; (b) to define the terms used herein;
(c) to prescribe, amend, and rescind rules and regulations relating to the 1988 Plan; (d) to determine the employees to whom options shall be granted under the 1988 Plan; (e) to determine the time or times at which options shall be granted under the 1988 Plan; (f) to determine the number of shares subject to any option under the 1988 Plan as well as the option price, and the duration of each option, and any other terms and conditions of options; (g) to terminate the 1988 Plan; and (h) to make any other determinations necessary or advisable for the administration of the 1988 Plan and to do everything necessary or appropriate to administer the 1988 Plan. All decisions, determinations, and interpretations made by the Plan Administrators shall be binding and conclusive on all participants in the 1988 Plan and on their legal representatives, heirs and beneficiaries.

     Article 3. MAXIMUM NUMBER OF SHARES SUBJECT TO THE 1988 PLAN. The maximum aggregate number of shares of Common Stock available pursuant to the Plans, subject to adjustment as provided in Article 6 hereof, shall be 270,000 shares. If any of the options granted under this 1988 Plan expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall again be available for the purposes of the 1988 Plan.

     Article 4. ELIGIBILITY AND PARTICIPATION. Regular full-time employees of the Bank, including officers whether or not directors of the Bank, or of any parent or any subsidiary and directors who are not full-time salaried employees of the Bank, or of any parent or subsidiary, shall be eligible for selection by the Plan Administrators to participate in the 1988 Plan.

     Article 5. EFFECTIVE DATE AND TERM OF 1988 PLAN. The 1988 Plan shall become effective upon its adoption by the Board of Directors of the Bank, subject to the subsequent approval of the 1988 Plan by a majority of the total votes eligible to be cast at a meeting of stockholders, which vote shall be taken within 12 months of adoption of the 1988 Plan by the Bank's Board of Directors; provided, however, that options may be granted under this 1988 Plan prior to obtaining stockholder approval of the 1988 Plan, but any such options shall be contingent upon such stockholder approval being obtained and may not be exercised prior to such approval. The 1988 Plan shall continue in effect for a term of 10 years unless sooner terminated under Article 2 of the General Provisions.

     Article 6. ADJUSTMENTS. If the shares of Common Stock of the Bank as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this 1988 Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

     Article 7. TERMINATION AND AMENDMENT OF 1988 PLAN. The 1988 Plan shall terminate no later than 10 years from the date such 1988 Plan is adopted by the Board of Directors, or the date such 1988 Plan is approved by the stockholders, whichever is earlier. No options shall be granted under the 1988 Plan after that date. Subject to the limitation contained in Article 8 of the General Provisions, the Plan Administrators may at any time amend or revise the terms of the 1988 Plan, including the form and substance of the option agreements to be used hereunder; provided that no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold pursuant to options granted under this 1988 Plan, except as permitted under Article 6 of the General Provisions; (b) change the minimum purchase price for shares under Section 4 of the Plans; (c) increase the maximum term established under the Plans for any option; or (d) permit the granting of an option to anyone other than as provided in Article 4 of the General Provisions.

     Article 8. PRIOR RIGHTS AND OBLIGATIONS. No amendment, suspension or termination of the 1988 Plan shall, without the consent of the employee who has received an option, alter or impair any of that employee's rights or obligations under any option granted under the 1988 Plan prior to such amendment, suspension or termination.

     Article 9. PRIVILEGES OF STOCK OWNERSHIP. Notwithstanding the exercise of any options granted pursuant to the terms of this 1988 Plan, no employee shall have any of the rights or privileges of a stockholder of the Bank in respect of any shares of stock issuable upon the exercise of his or her options until certif-icates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which such stock certificate is issued.

     Article 10. RESERVATION OF SHARES OF COMMON STOCK. The Bank, during the term of this 1988 Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the 1988 Plan. In addition, the Bank will from time to time, as is necessary to accomplish the purposes of this 1988 Plan, seek to obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Bank to obtain from any regulatory agency having jurisdiction the authority deemed by the Bank's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Bank of any liability in respect of the non-issuance or sale of the stock as to which the requisite authority shall not have been obtained.

     Article 11. TAX WITHHOLDING. The exercise of any option granted under the 1988 Plan is subject to the condition that if at any time the Bank shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state, federal or Puerto Rico law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Bank.

     Article 12. EMPLOYMENT. Nothing in the 1988 Plan or in any option shall confer upon any eligible employee any right to continued employment by the Bank, or by its parent or subsidiary corporations, or limit in any way the right of the Bank or its parent or subsidiary corporation at any time to terminate or alter the terms of that employment.

                                   PART I

                         QUALIFIED STOCK OPTION PLAN

     Section 1. PURPOSE. The purpose of this Qualified Plan is to promote the growth and general prosperity of the Bank by permitting the Bank to grant options to purchase shares of its Common Stock to selected directors, executive officers and full-time, key employees of the Bank. This Qualified Plan is designed to help attract and retain superior personnel for positions of responsibility with the Bank and its subsidiaries, and to provide key employees with an additional incentive to contribute to the success of the Bank. Options granted pursuant to this Qualified Plan are intended to qualify as "qualified stock options" pursuant to Section 44A of the Puerto Rico Income Tax Act of 1954, as amended (the "ITA"). In addition, options granted pursuant to this Qualified Plan may constitute "incentive stock options" within the meaning of
Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), if clearly and specifically designated as being "incentive stock options." This Qualified Plan is Part I of the Bank's 1988 Plan. Unless any provision herein indicates to the contrary, this Qualified Plan shall be subject to the General Provisions of the 1988 Plan.

     Section 2. OPTION TERMS AND CONDITIONS. The terms and conditions of options granted under the Qualified Plan may differ from one another as the Plan Administrators shall, in their discretion, determine, as long as all options granted under the Qualified Plan satisfy the requirements of the Qualified Plan.

     Section 3. DURATION OF OPTIONS. Each option and all rights thereunder granted pursuant to the terms of the Qualified Plan shall expire on the date determined by the Plan Administrators, but in no event shall any option granted under the Qualified Plan expire later than 10 years from the date on which the option is granted, except that any employee who owns more than 10% of the combined voting power of all classes of stock of the Bank, or of its parent or subsidiary, must exercise any options within five years from the date of grant. In addition, each option shall be subject to early termination as provided in the Qualified Plan.

     Section 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than the fair market value of the shares at the time of the grant of the option; except that for any employee who owns more than 10% of the combined voting power of all classes of stock of the Bank, or of its parent or subsidiary, the purchase price shall not be less than 110% of fair market value. Fair market value shall be determined by the Plan Administrators on the basis of such factors as they deem appropriate; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and further provided, however, that if at the time the determination of fair market value is made, those shares are admitted to trading on a national securities exchange for which sale prices are regularly reported, the fair market value of those shares shall not be less than the mean of the high and low asked or closing sales prices reported for the Common Stock on that exchange on the day or most recent trading day preceding the date on which the option is granted; provided, further, that if at the time the determination of fair market value is made, those shares are not admitted to trading on a national securities exchange, the value of such shares may not be determined to be less than their book value per share, calculated pursuant to the financial statements for the immediately proceeding year of the Bank or any parent or subsidiary corporation which authorized such options. For purposes of this Section 4, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.

     Section 5.  MAXIMUM AMOUNT OF EXERCISABLE OPTIONS IN ANY CALENDAR
YEAR. The aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which stock options may be exercisable for the first time by any employee of the Bank during any calendar year (under the terms of this Qualified Plan and other qualified stock option plans of the Bank and any parent or subsidiary corporation that meet the requirements of Section 44A of the ITA and/or Section 422A of the Code) shall not exceed $100,000.

     Section 6. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Plan Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Bank or by shares of Common Stock, if permitted by the Plan Administrators, or by a combination of cash, check or shares of Common Stock, at the time of exercise of the option; provided that the form(s) of payment allowed the employee shall be established when the option is granted.
If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Plan Administrators in accordance with Section 4 of this Qualified Plan.

     Section 7. ACCELERATION OF RIGHT OF EXERCISE OF INSTALLMENTS. Notwithstanding the first sentence of Section 6 of this Qualified Plan, in the event the Bank or its stockholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Bank by means of a sale, merger or other reorganization, liquidation, or otherwise, any option granted pursuant to the terms of the Qualified Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Bank and ending when the disposition of assets or stock contemplated by that agreement is consummated or the option is otherwise terminated in accordance with its provisions or the provisions of this Qualified Plan, whichever occurs first; provided, however, that no option shall be immediately exercisable under this Section 7 on account of any agreement to dispose of all or substantially all of the assets or stock of the Bank by means of a sale, merger or other reorganization, liquidation, or otherwise where the stockholders of the Bank immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Bank or some other entity, immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section 7 is not consummated, but rather is terminated, cancelled or expires, the options granted pursuant to the Qualified Plan shall thereafter be treated as if that agreement had never been entered into.

     Notwithstanding the first sentence of Section 6 of this Qualified Plan, in the event of a change in control of the Bank or a threatened change in control of the Bank as determined by a vote of not less than a majority of the Board of Directors of the Bank, all options granted prior to such change in control or threatened change of control shall become immediately exercisable. The term "control" for purposes of this Section 7 shall refer to the acquisition of 10% or more of the voting securities of the Bank by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934; provided, however, that for purposes of this Qualified Plan, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Bank, the full Board of Directors of the Bank shall have adopted by not less than a two-thirds vote a resolution specifically approving such acquisition or offer. The term "person" for purposes of this Section 7 refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     Section 8. WRITTEN NOTICE REQUIRED. Any option granted pursuant to the terms of the Qualified Plan shall be exercised when written notice of that exercise has been given to the Bank at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Bank.

     Section 9. COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued with respect to any option granted under the Qualified Plan unless the exercise of that option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, the requirements of any stock exchange upon which the shares may then be listed, the Puerto Rico Uniform Securities Act of 1963, as amended, and the rules and regulations promulgated thereunder, and shall be further subject to the approval of counsel for the Bank with respect to such compliance. The Plan Administrators may also require an employee to whom an option has been granted under the Qualified Plan ("Optionee") to furnish evidence satisfactory to the Bank, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state, federal or Puerto Rico law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as may be required by law or by this Section 9.

     Section 10. EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Plan Administrators when the option is granted, must agree in writing as a condition of receiving his or her option, that he or she will remain in the employ of, or as a director of, the Bank, or any parent or subsidiary corporation of the Bank (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425(a) of the Code applies), as the case may be, following the date of the granting of that option for a period specified by the Plan Administrators, which period shall in no event exceed three years. Nothing in the Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Bank, or its subsidiary corporations, or limit in any way the right of the Bank or any of its subsidiary corporations at any time to terminate or alter the terms of that employment.

     Section 11. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases as a director of, or to be employed by, the Bank, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which
Section 425(a) of the Code applies), for any reason other than death or disability, his or her option shall immediately terminate; provided, however, that the Plan Administrators may, at the time an option is granted, in their discretion, allow such option to be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, unless either the option or the Qualified Plan otherwise provides for earlier termination.

     Section 12. OPTION RIGHTS UPON DISABILITY. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Bank, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425(a) of the Code applies), the option may be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the Qualified Plan otherwise provides for earlier termination.

     Section 13. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Plan Administrators at the time of the grant of an option, if an Optionee dies while acting as a director or employed by the Bank, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425(a) of the Code applies), or within three months after ceasing to be an employee or director thereof, his or her option shall expire one year after the date of death unless by its term it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

     Section 14. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the terms of the Qualified Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

     Section 15.  ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED
SHARES. All options granted pursuant to the terms of this Qualified Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of the 1988 Plan.

                                   PART II

                        COMPENSATORY STOCK OPTION PLAN


     Section 1. PURPOSE. The purpose of this Compensatory Plan is to permit the Bank to grant options to purchase shares of its Common Stock to selected directors, executive officers and full-time, key employees of the Bank. The Compensatory Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Bank and its subsidiaries, and to provide key employees with an additional incentive to contribute to the success of the Bank. Options granted pursuant to this Compensatory Plan shall be clearly and specifically designated as not being a qualified stock option, as defined in Section 44A of the ITA, or an incentive stock option, as defined in
Section 422A(b) of the Code. This Compensatory Plan is Part II of the Bank's 1988 Plan. Unless any provision herein indicates to the contrary, this Compensatory Plan shall be subject to the General Provisions of the 1988 Plan.

     Section 2. OPTION TERMS AND CONDITIONS. The terms and conditions of options granted under this Compensatory Plan may differ from one another as the Plan Administrators shall, in their discretion, determine as long as all options granted under the Compensatory Plan satisfy the requirements of the Compensatory Plan.

     Section 3. DURATION OF OPTIONS. Each option and all rights thereunder granted pursuant to the terms of this Compensatory Plan shall expire on the date determined by the Plan Administrators, but in no event shall any option granted under the Compensatory Plan expire later than 1.0 years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Compensatory Plan.

     Section 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall be equal to or less than the fair market value of the shares at the time of the grant of the option, as determined by the Plan Administrators at the time of grant on the basis of such factors as they deem appropriate; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, shall never lapse. If at the time the determination is made, the shares of the Bank are admitted to trading on a national securities exchange for which sales prices are regularly reported, the fair market value of those shares shall not be less than the mean of the high and low asked or closing sales prices reported for the Common Stock on that exchange on the day or most recent trading day preceding the date on which the option is granted;
provided, further, that if at the time the determination of fair market value is made, those shares are not admitted to trading on a national securities exchange, the value of such shares may not be determined to be less than their book value per share, calculated pursuant to the financial statements for the immediately preceding year of the Bank or any parent or subsidiary corporation which authorized such options. For purposes of this Section 4, the term national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.

     Section 5. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Plan Administrators. No options may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Bank or by shares of Common Stock, if permitted by the Plan Administrators, or by a combination of cash, check or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Plan Administrators in accordance with Section 4 of this Compensatory Plan.

     Section 6. ACCELERATION OF RIGHT OF EXERCISE OF INSTALLMENTS. Notwithstanding the first sentence of Section 6 of this Compensatory Plan, if the Bank or its stockholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Bank by means of a sale, merger or other reorganization, liquidation, or otherwise, any option granted pursuant to the terms of this Compensatory Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Bank and ending when the disposition of assets or stock contemplated by that agreement is consummated, or the option is otherwise terminated in accordance with its provisions or the provisions of this Compensatory Plan, whichever occurs first; provided, however, that no option shall be immediately exercisable under this Section 6 on account of any agreement to dispose of all or substantially all of the assets or stock of the Bank by means of a sale, merger or other reorganization, liquidation, or otherwise where the stockholders of the Bank immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Bank or some other entity, immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section 6 is not consummated, but rather is terminated, cancelled or expires, the options granted pursuant to this Compensatory Plan shall thereafter be treated as if that agreement had never been entered into.

     Notwithstanding the first sentence of Section 5 of this Compensatory Plan, in the event of a change in control of the Bank, or a threatened change in control of the Bank as determined by a vote of not less than a majority of the Board of Directors of the Bank, all options granted prior to such change in control or threatened change in control shall become immediately exercisable. The term "control" for purposes of this Section 7 shall refer to the acquisition of 10% or more of the voting securities of the Bank by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934; provided, however, that for purposes of this Compensatory Plan, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Bank, the full Board of Directors of the Bank shall have adopted by not less than a two-thirds vote a resolution specifically approving such acquisition or offer. The term "person" for purposes of this
Section 6 refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     Section 7. WRITTEN NOTICE REQUIRED. Any option granted pursuant to the terms of this Compensatory Plan shall be exercised when written notice of that exercise has been given to the Bank at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Bank.

     Section 8. COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued with respect to any option granted under the Compensatory Plan unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state, federal and Puerto Rico law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, the Puerto Rico Uniform Securities Act of 1963, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Bank with respect to such compliance. The Plan Administrators may also require an employee to whom an option has been granted ("Optionee") to furnish evidence satisfactory to the Bank, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as may be required by law or by this Section 8.

     Section 9. EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Plan Administrators, must agree in writing as a condition of the granting of his or her option, to remain in the employment of the Bank or its parent or any of its subsidiaries (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425(a) of the Code applies), following the date of the granting of that option for a period specified by the Plan Administrators, which period shall in no event exceed three years. Nothing in this Compensatory Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Bank or any of its subsidiaries, or limit any way the right of the Bank or any subsidiary at any time to terminate or alter the terms of that employment.

     Section 10. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If any Optionee under this Compensatory Plan ceases to be a director of, or employed by, the Bank, its parent, or any of its subsidiaries (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425(a) of the Code applies), for any reason other than disability or death, his or her option shall immediately terminate; provided, however, that the Plan Administrators may, in their discretion, allow the option to be exercised, to the extent exercisable on the date of termination of appointment as a director or employment, at any time within three months after the date of termination of appointment as a director or employment, unless either the option or this Compensatory Plan otherwise provides for earlier termination.

     Section 11. OPTION RIGHTS UPON DISABILITY. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while a director of, or employed by, the Bank, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425(a) of the Code applies), the Plan Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or this Compensatory Plan otherwise provides for earlier termination.

     Section 12. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Plan Administrators at the time of the grant of an option, if an Optionee dies while a director of, or employed by, the Bank, its parent, or any of its subsidiaries (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425(a) of the Code applies), his or her option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

     Section 13. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the terms of this Compensatory Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

     Section 14. ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES. All options granted pursuant to the terms of this Compensatory Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of the 1988 Plan.